 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Form 8-K

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Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: May 13, 2013

Date of earliest event reported: May 10, 2013

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Warner Chilcott Public Limited Company
(Exact name of registrant as specified in its charter)

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Ireland	0-53772	98-0626948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Grand Canal Square, Docklands
Dublin 2, Ireland
(Address of principal executive offices, including zip code)

+353 1 897 2000
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 10, 2013, Warner Chilcott Public Limited Company (the “Company”) issued a press release announcing that it is engaged in preliminary discussions with Actavis, Inc. regarding a potential business combination transaction.  A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On May 13, 2013, the Company issued a press release announcing certain share-related information in accordance with Rule 2.10 of the Irish Takeover Rules.  A copy of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01 and the attached exhibits is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release issued May 10, 2013
99.2	Press Release issued May 13, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER CHILCOTT PUBLIC LIMITED COMPANY

By:	/s/ Paul Herendeen
	Name:	Paul Herendeen
	Title:	Executive Vice President and Chief Financial Officer

Date: May 13, 2013

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued May 10, 2013
99.2	Press Release issued May 13, 2013